Praxis Small Cap Fund
Class A Shares (MMSCX)
Class I Shares (MMSIX)

Summary Prospectus
May 1, 2011

Before you invest, you may want to review the Praxis Small Cap Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objective

The objective of the Small Cap Fund is to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.85%	0.85%
Distribution and Service (12b-1) fees	0.25%	NONE
Other Expenses	1.69%	0.23%
Acquired Fund Fees and Expenses (AFFE) 1	0.01%	0.01%
Total Annual Fund Operating Expenses	2.80%	1.09%
Fee Waiver and/or Expense Reimbursement	(1.10)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement 2	1.70%	None

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Adviser has entered into an expense limitation agreement with respect to the Small Cap Fund until April 30, 2012 but can be terminated by a vote by the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.65 percent of the Fund's average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.65 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,249	$1,834	$3,314
Class I	$111	$347	$601	$1,329

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84.26 percent of the average value of its portfolio.

Principal investment strategies

The Fund attempts to achieve its objectives by primarily choosing investments that the Fund’s Sub-Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market values at the time of investment between $400 million and $2.5 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

The Sub-Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Sub-Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Sub-Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics at the time of selection:
•	Consistently high profitability levels;
•	Strong balance sheet quality;
•	Prominent market share positions;
•	Ability to generate excess cash flow after capital expenditures;
•	Management with a significant ownership stake in the company; and
•	Under-valuation based upon various quantitative criteria.

The Sub-Adviser also invests in companies whose assets it has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. Both quantitative and qualitative factors are analyzed in identifying high quality companies as well as undervalued companies.

Stewardship Investing
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings. The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Who may want to invest?
Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year or more investment horizon)
•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns

This Fund will not be appropriate for anyone:
•	Seeking monthly income
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different calendar periods since its inception, both before and after taxes, compared to those of a broad-based securities market index. Returns shown assume reinvestment of dividends and distributions. The average annual total returns are reduced to reflect the maximum applicable sales charge.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates,and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A - Annual Total Return Chart
For the Periods Ended Dec. 31, 2010

2008	(39.05)%
2009	29.73%%
2010	31.79%

Best Quarter	Quarter Ended June 30, 2009	17.98%
Worst Quarter	Quarter Ended Dec. 31, 2008	(28.06)%

Average Annual Total Returns For the Periods Ended Dec. 31, 2010

Class A	1-Year	Since Inception (May 1, 2007)
Return Before Taxes	24.84%	(1.58)%
Return After Taxes on Distributions	24.84%	(1.58)%
Return After Taxes on Distributions and Sale of Fund Shares	16.15%	(1.34)%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85%	0.36%

Class I
Return Before Taxes	32.54%	0.19%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	26.85%	0.36%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Luther King Capital Management Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

J. Luther King, Jr., CFA®, and Steven R. Purvis, CFA®, have served as co-portfolio manager of the Fund since its inception in May 2007.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:
1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply.   See page 71 for more information.

The minimum initial investment for Class I shares generally is $1,000,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section entitled “Investing in the Funds” on page 45.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.